UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

GTSI Corp.

Incorporated in Delaware

Commission File No. 0-19394

I.R.S. Employer Identification No. 54-1248422

3901 Stonecroft Boulevard

Chantilly, Virginia  20151-1010

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

GTSI Corp. (the “Company”) has determined that it is no longer an accelerated filer for purposes of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 because the Company’s public float was below the required threshold as of the last business day of its 2006 completed second fiscal quarter ended June 30, 2006. As a result, as a non-accelerated filer the Company is not required to file its Annual Report on Form 10-K for the year ended December 31, 2006 with the Securities and Exchange Commission until April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By:	/s/ Joe Ragan
Joe Ragan
Senior Vice President and CFO

Date:  March 13, 2007